UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 11, 2009

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                    Delaware                                                    1-9273                                                     75-1285071
                                            (State or Other Jurisdiction                              (Commission                                             (IRS Employer
                                                     of Incorporation)                                           File Number)                                             Identification No.)

                               4845 US Highway 271 N.
                                           Pittsburg, Texas                                                                      75686-0093
                                   (Address of Principal Executive Offices)                                            (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

On February 11, 2009, the United States Bankruptcy Court for the Northern District of Texas, which has jurisdiction over the reorganization procedures under Chapter 11 of the Bankruptcy Code for Pilgrim's Pride Corporation (the "Company") and certain of its subsidiaries (collectively, the "Debtors"), entered on its docket an order (the "Order") granting the motion of the Debtors to establish notification and certain restrictions on transfers of common stock or options to purchase the common stock of the Company.

The Order requires the Debtors to post a copy of the Order and the Notice of Procedures on the Company's website at http://www.pilgrimspride.com and on the Debtors' claim agent website at http://www.kccllc.net/pilgrimspride.  A copy of the Order, with the Notice of Procedures attached thereto as Exhibit A, is being filed as Exhibit 4.1 to this report and is incorporated herein by reference and the summary of the Order above is qualified by reference thereto.

Item 9.01.                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                                  Description

4.1
Order of the United States Bankruptcy Court for the Northern District of Texas Fort Worth Division Pursuant to Sections 362 and 105(e) of the Bankruptcy Code Establishing Notification Procedures and Approving Certain Restrictions on Certain Transfers of Interests in the Debtors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        PILGRIM'S PRIDE CORPORATION

Date:  February 16, 2009                                                              By: /s/ Richard A. Cogdill
                       Richard A. Cogdill
                       Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number                                                  Description

4.1
Order of the United States Bankruptcy Court for the Northern District of Texas Fort Worth Division Pursuant to Sections 362 and 105(e) of the Bankruptcy Code Establishing Notification Procedures and Approving Certain Restrictions on Certain Transfers of Interests in the Debtors.